THIRD AMENDMENT

THIRD AMENDMENT, dated as of May 7, 2007 (this “Third Amendment”), to the Term Loan Agreement, dated as of May 12, 2006 (as heretofore amended, supplemented or otherwise modified, the “Loan Agreement”), among Integrated Electrical Services, Inc., a Delaware corporation (the “Borrower”), the several lenders party thereto (collectively, the “Lenders”) and Wilmington Trust Company, in its capacity as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Loan Agreement; and

WHEREAS, the Borrower has requested that the Lenders agree to amend certain financial covenants in the Loan Agreement, and the Lenders are agreeable to such request but only upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    DEFINITIONS. Unless otherwise defined herein, capitalized terms are used herein as defined in the Loan Agreement.

SECTION 2.	AMENDMENTS.

2.1        Amendments to Section 1.1. Section 1.1 of the Loan Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

““Third Amendment”: the Third Amendment, dated as of May 7, 2007, to this Agreement.

“Third Amendment Effective Date”: the Third Amendment Effective Date under and as defined in the Third Amendment.”

2.2        Amendments to Section 6.1. Section 6.1 of the Loan Agreement is hereby amended by (i) deleting in its entirety paragraph (c) in such Section and inserting in lieu thereof “(c) [Intentionally Omitted].”, (ii) deleting in its entirety paragraph (d) in such Section and inserting in lieu thereof “(d) [Intentionally Omitted].” and (iii) deleting in its entirety paragraph (f) in such Section and inserting in lieu thereof the following new paragraph (f):

“(f) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio, tested monthly on the last day of each calendar month on a trailing twelve calendar month basis, to exceed 4:00 to 1:00 for the period ending May 31, 2007 and the last day of each calendar month thereafter.”

SECTION 3.	MISCELLANEOUS.

3.1        Limited Effect. Except as expressly amended hereby, the Loan Agreement and the other Loan Documents are, and shall remain, in full force and effect in accordance with their respective terms. This Third Amendment shall not constitute an amendment of any provision of the Loan Agreement or the other Loan Documents not expressly referred to herein and shall not be construed as (or indicate the Lenders’ willingness to agree to) an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein.

3.2        Effectiveness. This Third Amendment shall become effective as of the date first set forth above (the “Third Amendment Effective Date”):

(a) upon receipt by the Administrative Agent and the Initial Lenders of (i) counterparts hereof duly executed by the Borrower, the Administrative Agent, the Required Lenders and the Initial Lenders and (ii) an effective amendment to the ABL Facility Agreement duly executed by the requisite ABL Lenders, which amendment shall be in form and substance reasonably satisfactory to the Required Lenders and the Initial Lenders;

(b) receipt by the Administrative Agent of a fully earned, non-refundable fee equal to $75,000 in immediately available funds, payable to each Lender on account of its ratable share of the Aggregate Principal Amount Outstanding as of the Third Amendment Effective Date; and

(c) no Default or Event of Default shall have occurred and be continuing on the Third Amendment Effective Date after giving effect to this Third Amendment.

3.3        Representations and Warranties. In order to induce the Administrative Agent and each Lender to enter into this Third Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

(a)        all of the representations and warranties contained in the Loan Agreement and in each Loan Document are true and correct in all material respects as of the date hereof after giving effect to this Third Amendment, except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date;

(b)        the execution, delivery and performance by each Loan Party of this Third Amendment have been duly authorized by all necessary corporate action required on its part and this Third Amendment is the legal, valid and binding obligation of each Loan Party, enforceable against it in accordance with its terms;

(c)        the execution, delivery and performance of this Third Amendment by each Loan Party does not contravene, and will not result in a breach of, or violate (i) any provision of any Loan Party’s certificate or articles of incorporation or bylaws or other similar constituent documents, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any loan agreement, indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party is a party or by which any Loan Party or any of its property is bound; and

(d)        no Default or Event of Default shall have occurred and be continuing after giving effect to this Third Amendment.

3.4        Counterparts. This Third Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Third Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

3.5        Consent of Guarantors. Each of the Guarantors acknowledges and consents to all of the terms and conditions of this Third Amendment and agrees that this Third Amendment does not operate to reduce or discharge such Guarantor’s obligations under the Guarantee and Collateral Agreement or the other Loan Documents to which such Guarantor is a party.

3.6        Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the Borrower and its successors and assigns, and upon the Administrative Agent and the Lenders and each of their respective successors and assigns. The execution and delivery of this Third Amendment by any Lender shall be binding upon its successors and assigns and shall be effective as to any Loans assigned to it after such execution and delivery.

3.7        Administrative Agent. By executing this Third Amendment, the undersigned Lenders constituting the Required Lenders are hereby directing the Administrative Agent to execute and deliver this Third Amendment.

3.8        Release. Each Loan Party hereby acknowledges that is has no defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of its liability to repay the “Obligations” or to seek affirmative relief or damages of any kind or nature from any Lender or the Administrative Agent. Each Loan Party hereby voluntarily and knowingly releases and forever discharges the Administrative Agent, the Lenders and their respective Affiliates, Subsidiaries, agents, officers, directors, attorneys and advisors from all possible claims, demands, actions, causes of action, damages, costs, expenses and liabilities whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent or conditional, at law or in equity, originating in whole or part on or before the date this Third Amendment is executed, which any Loan Party may now or hereafter have against the Administrative Agent, the Lenders and their respective Affiliates, Subsidiaries, agents, officers, directors, attorneys and advisors and irrespective of whether any such claims arise out of contract, tort, violation of law or regulations, or otherwise, and arising from any Loans.

3.9        GOVERNING LAW. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE

GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

3.10      Headings. Section headings used in this Third Amendment are for convenience of reference only, are not part of this Third Amendment and are not to affect the construction of, or to be taken into consideration in interpreting this Third Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

INTEGRATED ELECTRICAL SERVICES, INC.

By:
Name:
Title:

[EACH LOAN PARTY]

WILMINGTON TRUST COMPANY, in its capacity as Administrative Agent

By:
Name:
Title:

ETON PARK FUND, L.P., by its investment manager Eton Park Capital Management, L.P.

By:	_____________________________
Name:
Title:

ETON PARK MASTER FUND, LTD, by its investment manager Eton Park Capital Management, L.P.

By:	_____________________________
Name:
Title:

FLAGG STREET PARTNERS LP, by its general partner Flagg Street Capital LLC

By:	_____________________________
Name:
Title:

FLAGG STREET PARTNERS QUALIFIED LP, by its general partner Flagg Street Capital LLC

By:	_____________________________
Name:
Title:

FLAGG STREET OFFSHORE L.P., by its general partner Flagg Street Capital LLC

By:	_____________________________
Name:
Title:

[LENDER]

By:	_____________________________
Name:
Title: